Discontinued operations	12 Months Ended
Dec. 31, 2010
Discontinued operations [Abstract]
Discontinued operations
4.	Discontinued operations

On September 17, 2010, we completed the sale of our PMG line of business. During the second quarter of 2010, we concluded that PMG was no longer core to our future operations and committed to a plan to dispose of the business. As a result, PMG was classified as a discontinued operation beginning in the second quarter of 2010, and an impairment charge of $28.2 million was recorded to reflect goodwill and intangible asset impairment and the subsequent write-down of PMG assets to fair market value. The loss on the sale as well as other charges related to discontinued operations during the third quarter of 2010 totaled $8.3 million. These charges are included in the “Net (loss) income from discontinued operations, net of tax” line item in the accompanying statement of operations for the year ended December 31, 2010.

Prior to being classified as a discontinued operation, PMG was included in our Emerging Markets (“EM”) segment. PMG was headquartered in Lincoln Park, New Jersey and provided outsourced distribution and verification services to pharmaceutical manufacturers.

On June 30, 2008, we completed the sale of IP, our infusion pharmacy line of business, for $27.5 million and recorded a pre-tax gain of approximately $7.4 million. The gain is included in the “Net (loss) income from discontinued operations, net of tax” line item in the accompanying statement of operations for the year ended December 31, 2008. Rights to certain working capital balances related to IP were not sold and are retained on the balance sheet as of December 31, 2009. These balances were settled during the year ended December 31, 2010, and were not material.

IP was identified as available for sale during the fourth quarter of 2007 as we considered it non-core to our future operations. IP was headquartered in Louisville, Kentucky and operated twelve infusion pharmacies in six states. IP offered a broad range of infused therapies in the home to patients with acute or chronic conditions. Prior to being classified as a discontinued operation, IP was included in our former Specialty and Ancillary Services (“SAAS”) segment.

On April 4, 2008, we completed the sale of CMP and recorded a pre-tax loss of approximately $1.3 million which is included in the “Net (loss) income from discontinued operations, net of tax” line item in the accompanying statement of operations for the year ended December 31, 2008. CMP, which assembled customer medical kits containing various types of medical supplies, was included in our former SAAS segment prior to being classified as a discontinued operation.

The results of operations for PMG, IP and CMP are reported as discontinued operations for all periods presented in the accompanying consolidated statements of operations in accordance with applicable accounting guidance. Additionally, for all periods presented, assets and liabilities of the discontinued operations are segregated in the accompanying consolidated balance sheets, and cash flows of our discontinued operations are segregated in our accompanying consolidated statement of cash flows.

Certain information with respect to discontinued operations for the year ended December 31, 2010, 2009, and 2008 is summarized as follows:

(in millions)	2010	2009	2008
Revenues	$16.5	$26.6	$81.5
Net (loss) income from discontinued operations, net of tax	(23.4)	1.0	0.2
Income tax benefit (expense) from discontinued operations	12.9	(1.8)	(2.8)